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                                                                    EXHIBIT 10.3

                      NONSTATUTORY STOCK OPTION AGREEMENT
                      -----------------------------------

          THIS NONSTATUTORY STOCK OPTION AGREEMENT (this "Agreement") is entered into as of the __ day of ______, 20__, between L90, INC., a Delaware corporation (the "Company"), and ((Name)) (the "Optionee").

                                R E C I T A L S
                                - - - - - - - -

          A. The Board of Directors of the Company (the "Board") has established the Company's Stock Incentive Plan (the "Plan") in order to provide key employees, officers and directors of the Company with a favorable opportunity to acquire shares of the Company's Common Stock, par value $.001 per share ("Shares").

          B. The Board regards the Optionee as a key employee, officer or director as contemplated by the Plan and has determined that it would be in the best interests of the Company and its stockholders to grant the option described in this Agreement to the Optionee as an inducement to remain in the service of the Company and as an incentive for promoting efforts during such service.

          NOW, THEREFORE, it is agreed as follows:

          1.   Definitions and Incorporation. Unless otherwise defined herein or
               -----------------------------
the context otherwise requires, the capitalized terms used in this Agreement shall have the meanings given to such terms in the Plan. The Plan is hereby incorporated in and made a part of this Agreement as if fully set forth herein. The Optionee hereby acknowledges that he or she has received a copy of the Plan.

          2.   Grant of Option. Pursuant to the Plan, the Company hereby grants
               ---------------
to the Optionee as of the date hereof (the "Date of Grant") the option to purchase all or any part of an aggregate of ((Quantity)) Shares (the "Option"), subject to adjustment in accordance with Section 15 of the Plan. The Option is not intended to qualify as an Incentive Stock Option under Section 422 of the Code.

          3.   Option Price. The price to be paid for the Shares upon exercise
               ------------
 of the Option or any part thereof shall be $________ per share (the "Exercise Price").

          4.   Right to Exercise. Subject to the conditions set forth in this
               -----------------
Agreement, the Optionee shall have the right to exercise the Option in accordance with the vesting provisions set forth on Exhibit 1 hereto.
                                                    ---------
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          5.   Securities Law Requirements.  No part of the Option shall be
               ---------------------------
exercised if counsel to the Company determines that any applicable registration requirement under the Securities Act of 1933 (the "Act") or any other applicable requirement of Federal or state law has not been met.

          6.   Term of Option. The Option shall terminate in any event on
               --------------
the earliest of (a) the ____ day of __________, 20__, at 11:59 P.M. California time, (b) the expiration of the period described in Section 7 below, (c) the expiration of the period described in Section 8 below or (d) the expiration of the period described in Section 9 below.

          7.   Exercise Following Cessation of Employment or Service. If the
               -----------------------------------------------------
Optionee's employment or service with the Company ceases for any reason or no reason, whether voluntarily or involuntarily, with or without Cause, other than death, Disability or Retirement, the Option (to the extent it has not previously been exercised and is exercisable at the time of cessation) may be exercised within ninety (90) consecutive days after the date of such cessation. The foregoing notwithstanding, the Option shall cease to be exercisable on the date of such cessation if such cessation arises out of termination for Cause. Any determination of "Cause" by the Administrator made in good faith shall be final and binding upon the Company and the Optionee and all persons claiming under or through them.

          8.   Exercise Following Death or Disability. If the Optionee's
               --------------------------------------
employment or service with the Company ceases by reason of the Optionee's death or Disability, or if the Optionee dies after cessation of employment or service but while the Option would have been exercisable hereunder, the Option (to the extent it has not previously been exercised and is exercisable at the time of cessation) may be exercised within one (1) year after the date of the Optionee's death or cessation by reason of Disability. In case of death, the exercise may be made by his or her representative or by the person entitled thereto under the Optionee's will or the laws of descent and distribution; provided that such representative or such person consents in writing to abide by and be subject to the terms of the Plan and this Agreement and such writing is delivered to the President or Chairman of the Company.

          9.   Exercise Following Retirement. If the Optionee's employment or
               -----------------------------
service with the Company ceases by reason of Retirement the Option (to the extent it has not previously been exercised and is exercisable at the time of cessation) may be exercised within ninety (90) days after the date of the Optionee's retirement.

          10.  Time of Cessation of Service. For the purposes of this Agreement,
               ----------------------------
the Optionee's employment or service shall be deemed to have ceased on the earlier of (a) the date when the Optionee's employment or service in fact ceased or (b)

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except in the case of Retirement, the date when the Optionee gave or received written notice that his or her employment or service is to cease.

          11.  Nontransferability. The Option shall be exercisable during the
               ------------------
Optionee's lifetime only by the Optionee or by the Optionee's guardian or legal representative and shall be nontransferable, except that the Optionee may transfer all or any part of the Option by will or by the laws of descent and distribution. Except as otherwise provided herein, any attempted alienation, assignment, pledge, hypothecation, attachment, execution or similar process, whether voluntary or involuntary, with respect to all or any part of the Option or any right thereunder shall be null and void and, at the Company's option, shall cause all of the Optionee's rights under this Agreement to terminate.

          12.  Effect of Exercise.  Upon exercise of all or any part of the
               ------------------
Option, the number of Shares subject to the Option under this Agreement shall be reduced by the number of Shares with respect to which such exercise is made.

          13.  Exercise of Option. The Option may be exercised by delivering to
               ------------------
the Company (a) a written notice of exercise in substantially the attached hereto as Exhibit 2 and (b) full payment of the Exercise Price for each Share
          ---------
purchased under the Option. Such notice shall specify the number of Shares with respect to which the Option is exercised and shall be signed by the person exercising the Option. If the Option is exercised by a person other than the Optionee, such notice shall be accompanied by proof, satisfactory to the Company, of such person's right to exercise the Option. The Exercise Price shall be payable in U.S. dollars in cash (by check), or, at the election of the Administrator, by (i) delivery of Shares registered in the name of the Optionee having a Fair Market Value at the time of exercise equal to the amount of the Exercise Price, (ii) delivery of any combination of the payment of cash and the delivery of Shares, or (iii) the surrender for cancellation of Options to purchase a number of Shares, the Fair Market Value of the appreciation of which is equivalent to the Exercise Price of the number of Shares being purchased pursuant to the Option, or as otherwise approved by the Administrator in its sole and absolute discretion.

          14.  Withholding Taxes. The Company may require the Optionee to
               -----------------
deliver payment, upon exercise of the Option, of all Applicable Taxes (in addition to the Exercise Price) with respect to the difference between the Exercise Price and the Fair Market Value of the Shares acquired upon exercise, which payment shall be made (a) in cash, (b) upon written approval from the Administrator, by delivery of Shares registered in the name of the Optionee, or by the Company not issuing such number of Shares subject to the Option, having a Fair Market Value at the time of exercise in the amount to be withheld or (c) upon written approval from the Administrator, any combination of (a) and (b) above.

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          15.  Issuance of Shares. Subject to the foregoing conditions, the
               ------------------
Company, as soon as reasonably practicable after receipt of a proper notice of exercise and without transfer or issue tax or other incidental expense to the person exercising the Option, shall deliver to such person at the principal office of the Company, or such other location as may be acceptable to the Company and such person, one or more certificates for the Shares with respect to which the Option is exercised. Such shares shall be fully paid and nonassessable and shall be issued in the name of such person. However, at the request of the Optionee, such shares may be issued in the names of the Optionee and his or her spouse (a) as joint tenants with right of survivorship, (b) as community property or (c) as tenants in common without right of survivorship.

          16.  Rights as Shareholder. Neither the Optionee nor any other person
               ---------------------
entitled to exercise the Option shall have any rights as a shareholder of the Company with respect to the Shares subject to the Option until a certificate for such shares has been issued to him or her following the exercise of the Option.

          17.  No Rights as to Service. Nothing in this Agreement shall be
               -----------------------
construed to give any person the right to remain in the employ or service of the Company or any Subsidiary or to affect the absolute and unqualified right of the Company and any Subsidiaries to terminate such person's employment or service relationship at any time for any reason or no reason and with or without cause or prior notice.

          18.  Lock-Up. In the event that the Company files a registration
               -------
statement with respect to an underwritten public offering under the Act in which any class of the Company's equity securities is to be offered, the Optionee shall (i) not offer to sell or effect any sale or distribution of any Shares or any of the Company's other equity securities, or of any securities convertible into, or exchangeable or exercisable for such securities, during the period beginning thirty (30) days prior to the filing of such registration statement with the Securities and Exchange Commission and ending on such date after such registration statement has become effective as shall be specified by the managing underwriter of such public offering, and (ii) enter into such further written agreement restricting the transferability during such period of any Shares or other equity securities of the Company upon such terms and conditions as shall be required by such managing underwriter.

          19.  Notices. Any notice to the Company contemplated by this Agreement
               -------
shall be addressed to it in care of its Chief Executive Officer at 2020 Santa Monica Boulevard, Suite 400, Santa Monica, California 90404 or such other address as the Company may specify in a notice to the Optionee; and any notice to the Optionee shall be addressed to him or her at the address on file with the Company on the date hereof or at such other address as he or she may hereafter designate in writing. Notice shall be deemed to have been given upon receipt or, if sooner, five (5) days after such notice has been deposited, postage prepaid, certified or registered mail, return receipt

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requested, in the United States mail addressed to the address specified in the immediately preceding sentence.

          20.  Interpretation. The interpretation, construction, performance and
               --------------
enforcement of this Agreement and of the Plan shall lie within the sole discretion of the Administrator, and the Administrator's determinations shall be conclusive and binding on all interested persons.

          21.  Choice of Law. This Agreement shall be governed by and construed
               -------------
in accordance with the internal substantive laws (not the law of choice of laws) of the State of California.

          25.  Integration. This Agreement, together with the Plan and the
               -----------
Exhibits hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof, and supercedes all prior understandings, whether written or oral, with respect to the subject matter hereof. No representation or warranty not included herein has been relied upon by any party hereto.

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          IN WITNESS WHEREOF, each of the parties hereto has executed this
Agreement, in the case of the Company by its duly authorized officer, as of the day and year first above written.

                                            L90, INC.


                                            By_____________________________
                                            Name:
                                            Title:


                                            "OPTIONEE":


                                            --------------------------------
                                            Name:

                                            "OPTIONEE'S SPOUSE"


                                            --------------------------------
                                            Name:

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                                   EXHIBIT 1
                                   ---------

                               VESTING SCHEDULE
                               ----------------

                                   EXHIBIT 2
                                   ---------

                                EXERCISE NOTICE


TO:            L90, Inc.
               2020 Santa Monica Boulevard
               Suite 400
               Santa Monica, California 90404
               Attention: Controller

FROM:          ________________________________

RE:            Notice of Exercise of Stock Option

DATE:          ________________________________


          In accordance with the terms of the Stock Option Agreement dated as of __________ (the "Stock Option Agreement") between L90, Inc. (the "Company") and me, I have been granted and am the holder of an incentive stock option to purchase up to ________ shares of the Company's Common Stock at an exercise price of $___________ per share. This letter shall constitute the written notice of exercise required by the terms of the Stock Option Agreement.

          I hereby advise the Company that by means of this notice of exercise, I wish to purchase, effective as of the date hereof, __________ shares under the Stock Option Agreement, and I authorize that the certificate representing said shares shall be issued in the name(s) of:

______________________________

______________________________(Spouse, if applicable)

Social Security Number(s):

______________________________

______________________________
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          This notice is accompanied by cash or a check for the full purchase price of $____, which represents ________ shares multiplied by the Exercise Price of $___ per share, and, if applicable, payment of all Applicable Taxes (as defined in the Stock Option Agreement).

OPTIONEE

__________________________
Name:

Receipt of Notice of Exercise is hereby acknowledged on __________________.

L90, Inc.

By:  _____________________
Name:
Title:


                     PLEASE MAIL STOCK CERTIFICATE(S) TO:
                     -----------------------------------

                           Name:_____________________

                           Address:__________________

                           City, State:______________

                           Zip Code:_________________

                           Attention: